ForeRetirement IV Variable Annuity

Supplement dated January 8, 2018 to your

Prospectus dated May 1, 2017

Effective on February 16, 2018, the below funds will close to new sales, subsequent premium payments and transfers of contract value. No additional contributions will be accepted into the below referenced funds after the close of business on February 16, 2018.

Fund Name	Share Class
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Class II
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Class II
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Class II
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Class II

This Supplement Should be Retained for Future Reference.

FRIV-010818-FC